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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 14, 2002

                             BOYD GAMING CORPORATION
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)



                                     Nevada
                                     ------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)



               1-12168                                   88-0242733
               -------                                   ----------
      (Commission File Number)                        (I.R.S. Employer
                                                     Identification No.)


                              2950 Industrial Road
                             Las Vegas, Nevada 89109
                             -----------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (702) 792-7200
                                 --------------
                         (Registrant's telephone number,
                              including area code)

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Item 9. Regulation FD Disclosure.

     On August 14, 2002, the Chief Executive Officer, William S. Boyd, and the Chief Financial Officer, Ellis Landau, of Boyd Gaming Corporation, a Nevada corporation (the "Company"), each executed a certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, which accompanied the Company's Form 10-Q filed with the Securities and Exchange Commission on August 14, 2002.

     The information in this Current Report on Form 8-K is furnished pursuant to
Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BOYD GAMING CORPORATION


Date:  August 14, 2002                /s/ Ellis Landau
                                      -------------------------
                                      Ellis Landau
                                      Executive Vice President, Chief Financial
                                      Officer and Treasurer